Atom Mortgage Securities DAC ABS-15G

Exhibit 99.1

KPMG LLP	Tel +44 (0) 113 231 3000
1 Sovereign Square	Fax +44 (0) 113 231 3200
Sovereign Street	john.midgley@kpmg.co.uk
Leeds LS1 4DA	Mobile 07500 607 840
United Kingdom

Private & confidential
Atom Mortgage Securities DAC	Your ref	Project Atom
3rd Floor Fleming Court, Fleming’s Place
Dublin 4	Our ref	JM/AP/CC1474
Ireland
	Contact	John Midgley
Morgan Stanley Principal Funding, Inc		0113 231 3916
1290 Avenue Of The Americas
New York, NY 10104

Morgan Stanley Bank NA
201 South Main Street
1 Utah Center
Salt Lake City, UT 84111

Bank of America Europe DAC
Two Park Place
Hatch Street
Dublin 2, Ireland

Morgan Stanley & Co. International plc
25 Cabot Square
Canary Wharf
London, E14 4AD

Merrill Lynch International
2 King Edward Street
London, EC1A 1HQ

Standard Chartered Bank
One Basinghall Avenue
London, EC2V 5DD

3 September 2021

Dear All

Engagement to perform agreed upon procedures in relation to the proposed securitisation of a commercial mortgage loan

In accordance with engagement terms that have been agreed between us, we have performed certain agreed upon procedures in relation to the proposed securitisation of the commercial mortgage loan, supported by a portfolio of lease receivables and this letter reports on our performance of those agreed upon procedures (the “Data AUP Letter”). This Data AUP Letter is confidential and agreed disclosure restrictions apply.

KPMG LLP, a UK limited liability partnership and a member firm of the KPMG global organisation of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Registered in England No OC301540

Registered office: 15 Canada Square, London, E14 5GL

For full details of our professional regulation please refer to

‘Regulatory information’ under ‘About’ at www.kpmg.com/uk

Document Classification - KPMG Confidential

KPMG LLP
Engagement to perform agreed upon procedures in relation to the proposed securitisation of a commercial mortgage loan
3 September 2021

This Data AUP Letter is addressed to Atom Mortgage Securities DAC (the “Issuer”), Morgan Stanley Principal Funding, Inc (a “Co-Loan Seller”), Morgan Stanley Bank NA (a “Co-Lender” and a “Co-VRR Holder”), Bank of America Europe DAC (a “Co-Loan Seller”, a “Co-Lender” and a “Co-VRR Holder”), Morgan Stanley & Co. International plc (a “Co-Arranger” and a “Joint Lead Manager”), Merrill Lynch International (a “Co-Arranger” and a “Joint Lead Manager”), and Standard Chartered Bank (a “Co-Loan Seller”, a “Co-Lender”, a “Co-VRR Holder” and a “Joint Lead Manager”) and collectively all addressees of this Data AUP Letter are referred to as “you”.

We will not accept any responsibility to any other party to whom our Data AUP Letter is shown or into whose hands it may come.

It is your responsibility to determine the sufficiency of these procedures for your own purposes. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

The procedures performed were not intended to satisfy any criteria for due diligence published by any nationally recognised statistical rating organisation (“NRSRO”). In accordance with the agreed engagement terms, we have performed the procedures identified below.

1	Procedures performed in respect of the lease receivables portfolio

A data file containing details of the portfolio of lease receivables, entitled “Atom Mortgage Securities - Investor Tape.xlsx” was made available to us by the Co-Loan Sellers on 1 July 2021 (the “Extraction File”). Our work was based on this Extraction File. The Extraction File contained information on 100 lease receivables as shown by the records of the Co-Loan Sellers as at 28 April 2021 (the “Cut-off Date”).

Limited procedures as set out in the work programme (the “Scope of Services”) attached as Appendix A in connection with the top 90% of tenants by Base Rent represented by 47 lease receivables in the Extraction File were carried out.

The procedures performed were applied based on the methodologies, assumptions and information provided to us by the Co-Loan Sellers, without verification or evaluation of such methodologies, assumptions, documents and information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the methodologies, assumptions or information provided to us by the Co-Loan Sellers, (ii) the physical existence of the lease receivables, (iii) the reliability or accuracy of the documents provided to us by the Co-Loan Sellers which were used in our procedures, (iv) the adequacy of the disclosures in the Extraction File, (v) as to whether any of the statements expressed therein omit any material facts, or (vi) the enforceability of any contractual provision in the lease documentation.

Document Classification - KPMG Confidential

KPMG LLP
Engagement to perform agreed upon procedures in relation to the proposed securitisation of a commercial mortgage loan
3 September 2021

The procedures performed were not intended to address, nor did they address:  (i) the conformity of the origination of the lease agreements to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such being securitised, (iii) the compliance of the originator of the lease receivables with applicable laws and regulations, or (iv) any other factor or characteristic of the lease receivables that would be material to the likelihood that the issuer or the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

1	Findings

The findings from the agreed upon procedures are set out in Appendix B.

2	General

This Data AUP Letter may only be relied upon in respect of the matters to which it refers and as of its date. In relying upon this Data AUP Letter, you agree (save as may otherwise have been expressly agreed in writing) that we have no responsibility to, and we will not, perform any work subsequent to the date of this Data AUP Letter nor to consider, monitor, communicate or report the impact of any events or circumstances which may occur or may come to light subsequent to the date of this Data AUP Letter.

This Data AUP Letter is not issued in accordance with the professional standards of the American Institute of Certified Public Accountants or the US Public Company Accounting Oversight Board. We will provide separately an executed Form ABS Due Diligence-15E, Certification of Provider of Third-Party Due Diligence Services for Asset-Backed Securities (“Form ABS Due Diligence-15E”), using the form made available by the US Securities and Exchange Commission (“SEC”), to which this Data AUP Letter will be appended. The executed Form ABS Due Diligence-15E will be provided, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on KPMG to any party except you, to facilitate your compliance with SEC Release No. 34-72936, Nationally Recognized Statistical Rating Organizations (the “SEC Release”), pursuant to which you are required to make publicly available the findings and conclusions of any third-party due diligence report obtained. This Data AUP Letter alone is not to be relied on in the United States and we accept no responsibility for any use that you may make of this Data AUP Letter alone in the United States.

Document Classification - KPMG Confidential

KPMG LLP
Engagement to perform agreed upon procedures in relation to the proposed securitisation of a commercial mortgage loan
3 September 2021

The requirement to make publicly available findings and conclusions includes disclosure of the criteria against which loans were evaluated, and how the evaluated loans compared to those criteria, along with the basis for including any loans not meeting those criteria. This is accomplished by including such information, which will include this Data AUP Letter, in Form ABS-15G, Asset-Backed Securitizer Report Pursuant to Section 15G of the Securities Exchange Act of 1934 (“Form ABS 15G”), which is required to be furnished by the Issuer or underwriter to the SEC through the Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) system.

The Issuer, sponsor or underwriter of an asset–backed securitisation is required to maintain a website (the “Rule 17g-5 website”) pursuant to paragraph (a)(3) of Rule 17g-5 of the US Code of Federal Regulations (17 CFR 240.17g-5). The SEC Release requires any NRSRO producing a credit rating to which “third party due diligence services” relate, to publish with its rating any executed Form ABS Due Diligence-15E containing information about the relevant security or money market instrument that the NRSRO receives or obtains through a Rule 17g-5 website. The agreed upon procedures performed by KPMG on which this Data AUP Letter reports amount to “third party due diligence services” as defined in the SEC Release.

To facilitate a relevant NRSRO meeting this publication obligation, we are required to furnish any executed Form ABS Due Diligence-15E to any such NRSRO. As envisaged by the SEC Release, we will do so by providing the prescribed form to the Issuer, sponsor, or underwriter of the securitisation that maintains the Rule 17g-5 website, or to any NRSRO that requests it. In addition, the SEC Release requires that an NRSRO producing a credit rating publicly disclose each prescribed form that was posted to the Rule 17g-5 website. Such information may therefore be posted on the website of any relevant NRSRO.

Any such publicity shall take place, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on KPMG to any party except you, to facilitate your compliance with the SEC Release. Accordingly, any party (including rating agencies and investors) obtaining access to this Data AUP Letter as appended to the executed Form ABS Due Diligence-15E or separately is not authorised by KPMG to use or rely upon the Data AUP Letter, any such use or reliance shall take place at the relevant party’s own risk and, to the fullest extent permitted by law, we will have no responsibility and will deny any liability to any such party.

Yours faithfully

KPMG LLP

Document Classification - KPMG Confidential

KPMG LLP
Engagement to perform agreed upon procedures in relation to the proposed securitisation of a commercial mortgage loan
3 September 2021

Appendix A: Scope of Services

The agreed upon procedures do not constitute an audit or review made in accordance with any generally accepted auditing or review standards and, as such, we express no assurance. We further draw attention to the fact that the scope of our work is limited, in nature and extent, and, as such will not necessarily reveal all errors or irregularities that may exist outside the scope of the Services. Had we been engaged to perform and did perform additional procedures, other matters might come to light that would be reported. We do not make any representation regarding the sufficiency of the procedures for your purposes.

Our agreed upon procedures are performed having regard to International Standard on Related Services 4400, published by the International Auditing and Assurance Standards Board.

You are responsible for making available to us all relevant methodologies, assumptions, information and documentation in relation to which our procedures are to be performed; and we will not undertake any verification or evaluation of such methodologies, assumptions, documents and information.

We are responsible for performing the procedures set out below and reporting our findings.

Findings

Where an individual lease fails a procedure in relation to a data attribute, this is classified as one error.

Where the source information was insufficient to perform a procedure in relation to a data attribute, this is classified as “unable to verify”.

Where a procedure specifies agreement to specific documentation, written evidence of amendments or additions as provided by the Loan Seller will be assumed to supersede the original documentation.

In comparing data attributes between the Extraction File and the specified source documentation and classing a difference as an error, you have specified that the tolerance levels set out below will apply.

Document Classification - KPMG Confidential

KPMG LLP
Engagement to perform agreed upon procedures in relation to the proposed securitisation of a commercial mortgage loan
3 September 2021

Procedures

Nr	Data attribute	Source	Procedure	Tolerance/ Definition of error
1	Tenant Name	Verified Rent Roll	For each lease check if the data attribute per the Extraction File agrees to source.	None
2	Park Name	Verified Rent Roll	For each lease check if the data attribute per the Extraction File agrees to source.	Substantially correct
3	Unit Size (sqft)	Valuation Report	For each lease check if the data attribute per the Extraction File agrees to source. This procedure was performed at the asset level.	+/- 0.01%
4	Break Option Date	Verified Rent Roll	For each lease check if the data attribute per the Extraction File agrees to source.	None
5	Lease Expiry Date	Verified Rent Roll	For each lease check if the data attribute per the Extraction File agrees to source.	None
6	Annual Contracted Rent	Verified Rent Roll	For each lease check if the data attribute per the Extraction File agrees to source.	None
7	ERV	Valuation Report	For each lease check if the data attribute per the Extraction File agrees to source. This procedure was performed at the asset level.	None

Document Classification - KPMG Confidential

KPMG LLP
Engagement to perform agreed upon procedures in relation to the proposed securitisation of a commercial mortgage loan
3 September 2021

8	Initial Rent Free End Date	Verified Rent Roll

For each lease check if the data attribute per the Extraction File agrees to source.

The Initial Rent Free End Date was checked to recalculation of Lease Start Date + Initial Rent Free (mths) when performing this procedure.

For clarity, where the Initial Rent Free End Date was prior to the Cut-off Date, the procedure was not performed and the result was marked “N/A”.

+/- 30 days
9	Next Rent Review Date	Verified Rent Roll	For each lease check if the data attribute per the Extraction File agrees to source.	None
10	Building Name	Verified Rent Roll	For each lease check if the data attribute per the Extraction File agrees to source.	None
11	Valuation	Valuation Report	For each lease check if the data attribute per the Extraction File agrees to source. This procedure was performed at the asset level.	None

Document Classification - KPMG Confidential

7

Appendix B
Park Name	Building Name	Tenant Name	Test number	Test name	Extraction File	Verified Rent Roll	Result
Oxford Business Park	Oxford The Quorum	Evox Therapeutics Limited	4	Break Option Date		Tenant option on completion of 10 year lease at the Park	E
Oxford Business Park	Oxford Kingsgate	Animal Dynamics Ltd	8	Initial Rent Free End Date	2/4/2021	10/30/2020	E
Oxford Business Park	Oxford 5700	Veeva Systems UK Ltd	8	Initial Rent Free End Date	6/29/2021	1/29/2021	E
Gloucester Business Park	Gloucester 1420	EDF Energy Nuclear Generation Limited	5	Lease Expiry Date	12/15/2031	10 Year Term	Unable to verify
Gloucester Business Park	Gloucester 2100	EDF Energy Nuclear Generation Limited	5	Lease Expiry Date	12/15/2031	10 Year Term	Unable to verify
Gloucester Business Park	Gloucester 5210	EDF Energy Nuclear Generation Limited	5	Lease Expiry Date	12/15/2026	5 Year Term	Unable to verify
Gloucester Business Park	Gloucester 1420	EDF Energy Nuclear Generation Limited	8	Initial Rent Free End Date	12/15/2022	PC of Car Park B + 10 year term	Unable to verify
Gloucester Business Park	Gloucester 2100	EDF Energy Nuclear Generation Limited	8	Initial Rent Free End Date	12/15/2021	PC of Car Park B + 10 year term	Unable to verify
Gloucester Business Park	Gloucester 5210	EDF Energy Nuclear Generation Limited	8	Initial Rent Free End Date	10/15/2022	PC of Car Park B + 5 year term	Unable to verify